SENIOR NOTES AND LOANS	9 Months Ended
Sep. 30, 2012
Senior Notes and Loans [Abstract]
Senior Notes and Loans

NOTE 3 –Issuance of senior notes and term loan:

In March 2012, Teva entered into a ¥100.5 billion senior unsecured fixed rate term loan credit agreement for 5 and 7 years with interest rates of 0.99% and 1.42%, respectively. In April 2012, Teva drew down the entire amount available under the facility ($1.2 billion) and repaid the borrowings used to finance the acquisition of Taiyo (approximately $1 billion).

In April 2012, finance subsidiaries of the Company issued an aggregate of 1 billion euro and 450 million CHF principal amounts of senior notes as described in the table below. All such notes are guaranteed by Teva.

	Annual	Principal
Issuer	interest rate	amount issued	Due
	%	(U.S. $ in millions)

Teva Pharmaceutical Finance IV B.V.	2.875	$1,316	April 2019

Teva Pharmaceutical Finance V B.V.	1.5	$493	October 2018